COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

13.	COMMITMENTS AND CONTINGENCIES

Leases

ASC 842, “Leases”, requires that a lessee recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. The Company adopted ASC 842, January 1, 2020, using the effective date method and elected certain practical expedients allowing the Company not to reassess:

•	whether expired or existing contracts contain leases under the new definition of a lease;

•	lease classification for expired or existing leases; and

•	whether previously capitalized initial direct costs would qualify for capitalization under Topic 842.

The Company also made the accounting policy decision not to recognize lease assets and liabilities for leases with a term of 12 months or less.

The Company leases twelve medical facilities and one vehicle as operating leases as of September 30, 2025. The Company recorded operating lease expenses of $112,832 and $126,831 for the three months ended September 30, 2025 and 2024, respectively, and $347,350 and $327,008 for the nine months ended September 30, 2025 and 2024, respectively.

The Company has operating leases with future commitments as follows:

Amount
October 2025 – September 2026	$226,891
October 2026 – September 2027	77,871
Total Future Undiscounted Lease Payments	$304,762
Less imputed interest	15,033
Total lease obligations	$289,729

The following table summarizes supplemental information about the Company’s leases:

Weighted-average remaining lease term	1.40 years
Weighted-average discount rate	7.17%

Employees

Effective January 1, 2025, the Company entered into an employment agreement with Alex Cunningham, the Company’s President and Chief Executive Officer. Pursuant to the employment agreement, Mr. Cunningham is entitled to an initial base salary of $885,000 per year and is eligible for an annual bonus. The base salary shall be increased by a minimum of 10% per year beginning on January 1, 2026. Mr. Cunningham’s base salary shall be automatically and permanently increased by $100,000 upon the successful acquisition of certain companies in 2025. His base salary will also be automatically and permanently increased by $100,000 following the Company’s successful listing on Nasdaq and a corresponding $4 million dollar capital raise beginning the month after the uplisting and commensurate close of the equity raise. Mr. Cunningham is entitled to a one-time performance bonus of $100,000 following the Company’s successful listing on Nasdaq with a corresponding $4 million dollar capital raise. Mr. Cunningham shall also earn a one-time performance bonus of $100,000 following each future successful acquisition. In the event that the Company is unable to pay his base salary or bonus in dollars, a portion of, or all compensation due to Mr. Cunningham, may be converted to a promissory note bearing an annual interest rate of 5.00% with interest to be paid quarterly. In addition, effective as of January 1, 2025, all past due amounts owed to Mr. Cunningham shall earn interest at a rate of 5% with interest paid quarterly. For the year ended December 31, 2024, the Company agreed to pay $360,000 per year and $250,000 of targeted annual incentives to Mr. Cunningham based on his prior employment agreement and its related amendments since July 1, 2020, of which 75% was being paid in cash and 25% was accrued as of December 31, 2024. The total outstanding accrued compensation as of September 30, 2025 and December 31, 2024 was $2,215,500 which is included in, accrued expenses – related parties, in the condensed consolidated balance sheets as of September 30, 2025 and December 31, 2024. The total interest accrued for the three and nine months ended September 30, 2025 was $27,921 and $82,854 respectively.

Effective July 15, 2020, the Company entered into an employment agreement with Daniel Thompson, the Company’s Chairman, which was amended January 1, 2025. Pursuant to the employment agreement, Mr. Thompson is entitled to a base salary of $360,000 per year through 2024 and $700,000 for calendar year 2025. Mr. Thompson is eligible for an incentive annual bonus, for a one-time performance bonus of $200,000 following the Company’s successful listing on Nasdaq with a corresponding $4 million dollar capital raise and for a one-time performance bonus of $250,000 upon the successful closing of any acquisition in 2025. Through calendar year 2024, Mr. Thompson was also eligible to receive compensation in shares of preferred stock in the event that the Company was unable to pay his base salary in dollars. For calendar year 2025, in the event that the Company is unable to pay his base salary or bonus in dollars, a portion of or all compensation due to Mr. Thompson may be converted to a promissory note bearing an annual interest rate of 5.00% with interest to be paid quarterly. In addition, effective as of January 1, 2025, all past due amounts owed to Mr. Thompson shall earn interest at a rate of 5% with interest paid quarterly. For the year ended December 31, 2024, the Company agreed to pay $360,000 per year and $250,000 of targeted annual incentives to the Mr. Thompson based on his employment agreement and its related amendments since July 15, 2020, of which 56% was paid in cash and 44% was accrued at December 31, 2024. The total outstanding accrued compensation as of September 30, 2025 and December 31, 2024 was $2,320,500 which is included in, accrued expenses – related parties, in the condensed consolidated balance sheets as of September 30, 2025 and December 31, 2024. The total interest accrued for the three and nine months ended September 30, 2025 was $29,245 and $86,780, respectively.

On January 2, 2024, the Company entered into an employment agreement with Matthew T. Shafer, the Company’s Chief Financial Officer. Pursuant to the employment agreement, Mr. Shafer is entitled to an annual base salary of $228,000, which may be increased from time to time, provided that the base salary shall increase by a minimum of 10% after each of the first two years of service. Accordingly, Mr. Shafer’s base salary was increased to $250,800 effective as of January 1, 2025. He is also eligible for consideration for a one-time achievement bonus equal to 35% of base salary within sixty (60) days upon our company uplisting to a national securities exchange. In addition, he is also eligible for an annual target bonus equal to 25% of base salary based on the achievement of certain performance goals and annual stock option grants. There was no outstanding accrued compensation as of September 30, 2025 and December 31, 2024.

The Company entered into a management agreement effective May 31, 2021 for compensation to the principals of Nova in the form of an annual base salaries of $372,000 to one of the three doctors, $450,000 to the second, and $372,000 to the third doctor. Collectively, as a group, such principals will receive an annual cash bonus and stock equity set forth below, which will be conditioned upon the Company achieving 100% of the annual objectives of financial performance goals as set forth below. The Company did not record an accrual for the bonus for the nine months ended September 30, 2025 and the year ended December 31, 2024, as the financial performance objectives were not expected to be met.

Year	Minimum Annual Nova EBITDA	Cash Annual Bonus	Series J Preferred Stock
2021	$2.0M	$120,000	120,000 Shares
2022	$2.4M	$150,000	135,000 Shares
2023	$3.7M	$210,000	150,000 Shares
2024	$5.5M	$300,000	180,000 Shares
2025	$8.0M	$420,000	210,000 Shares